Virtus Allocator Premium AlphaSector Fund, Virtus AlphaSector Rotation Fund,

Virtus Dynamic AlphaSector Fund, Virtus Global Premium AlphaSector Fund

and Virtus Premium AlphaSector Fund,

each a series of Virtus Opportunities Trust

Supplement dated March 13, 2012 to the AlphaSector Funds Statutory Prospectus

and the Virtus Opportunities Trust Statutory Prospectus,

each dated January 31, 2012, as supplemented

IMPORTANT NOTICE TO INVESTORS

In the AlphaSector Funds statutory prospectus, the table on page 33 naming the subadvisers for each of the funds is hereby corrected and replaced in its entirety with the following:

Virtus Allocator Premium AlphaSector Fund	Euclid Advisors LLC (“Euclid”) and F-Squared Institutional Advisors, LLC (“F-Squared Institutional”)
Virtus AlphaSector Rotation Fund	Euclid and F-Squared Investments, Inc. (“F-Squared”)
Virtus Dynamic AlphaSector Fund	Euclid and F-Squared Institutional
Virtus Global Premium AlphaSector Fund	Euclid and F-Squared Institutional
Virtus Premium AlphaSector Fund	Euclid and F-Squared Institutional

In the table showing subadvisory fees on page 34 of the AlphaSector Funds statutory prospectus and page 123 of the Virtus Opportunities Trust statutory prospectus, the row for Virtus AlphaSector Rotation Fund is hereby corrected to read:

Virtus AlphaSector Rotation Fund	Euclid: 20% of the net investment management fee F-Squared: 0.20% on the first $1 billion, 0.175% over $1 billion

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8433&8020/AlphaSectorSA&Fees (3/12)